Exhibit 99.1

For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

FOR IMMEDIATE RELEASE	Page 1 of 3
CENTERPOINT ENERGY REPORTS FIRST QUARTER 2008 EARNINGS
     Houston, TX – April 30, 2008 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income of $123 million, or $0.36 per diluted share, for the first quarter of 2008 compared to $130 million, or $0.38 per diluted share, for the same period of 2007.
     “While higher natural gas prices had a negative impact on our regulated utilities and on the reported earnings of our competitive natural gas sales and services business, our overall financial results demonstrated the benefit of our balanced portfolio,” said David M. McClanahan, president and chief executive officer of CenterPoint Energy.  “The investments we have made over the last several years in our interstate pipelines and field services businesses continue to make significant contributions to our profitability, and in contrast to economic slowdowns in some areas of the country, we continue to experience solid customer growth in our regulated electric and natural gas utilities.”
OPERATING INCOME BY SEGMENT
Electric Transmission & Distribution
     The electric transmission & distribution segment reported operating income of $91 million in the first quarter of 2008, consisting of $54 million from the regulated electric transmission & distribution utility operations (TDU), $5 million from the competition transition charge (CTC), and $32 million related to transition bonds. Operating income for the first quarter of 2007 was $104 million, consisting of $62 million from the TDU, $11 million from the CTC, and $31 million related to transition bonds.
     Operating income for the TDU for the first quarter of 2008 declined due to reduced usage, resulting in part from milder winter weather, and an increase in transmission costs and other operating expenses. This was partially offset by continued strong customer growth of over 52,000 metered customers since March 2007 and by higher revenues from ancillary services.
Natural Gas Distribution
     The natural gas distribution segment reported operating income of $121 million for the first quarter of 2008 compared to $129 million for the same period of 2007. The decrease was attributable to the impact of customer conservation and higher operating expenses primarily related to customer service and bad debts. The decrease was partially offset by continued customer growth of nearly 36,000 metered customers since March 2007 and the benefit of new rates implemented in late 2007.
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For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

FOR IMMEDIATE RELEASE	Page 2 of 3
Interstate Pipelines
     The interstate pipelines segment reported operating income of $71 million for the first quarter of 2008 compared to $44 million for the same period of 2007. The increase was driven primarily by the new Carthage to Perryville pipeline, which went into commercial service in May 2007, and increased ancillary services.
Field Services
     The field services segment reported operating income of $45 million for the first quarter of 2008 compared to $22 million for the same period of 2007. Operating income increased from higher throughput, increased ancillary services, and $17 million associated with the sale of non-strategic assets and the settlement of a contractual dispute.
     In addition to operating income, this business had equity income of $4 million in the first quarter of 2008 compared to $2 million in the first quarter of 2007 from its 50 percent interest in a jointly-owned gas processing plant. These amounts are included in Other – net under the Other Income (Expense) caption.
Competitive Natural Gas Sales and Services
     The competitive natural gas sales and services segment reported operating income of $6 million for the first quarter of 2008 compared to $56 million for the same period of 2007. The decline was partially due to reduced locational and seasonal price differentials. In addition, the first quarter of 2008 included charges of $22 million resulting from mark-to-market accounting for derivatives used to lock in economic margins of certain forward natural gas sales compared to charges of $8 million for the same period of 2007. The first quarter of 2008 also included $4 million in gains on sales of gas from inventory compared to $28 million for the first quarter of 2007.
DIVIDEND DECLARATION
     On April 24, 2008, CenterPoint Energy’s board of directors declared a regular quarterly cash dividend of $0.1825 per share of common stock payable on June 10, 2008, to shareholders of record as of the close of business on May 16, 2008.
OUTLOOK REAFFIRMED FOR 2008
     CenterPoint Energy reaffirmed its 2008 earnings guidance of $1.15 to $1.25 per share. This guidance takes into consideration various economic and operational assumptions related to the business segments in which the company operates. The company has made certain assumptions regarding the impact to earnings of various regulatory proceedings but cannot
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For more information contact
Media:
Leticia Lowe
Phone 713.207.7702
Investors:
Marianne Paulsen
Phone 713.207.6500

FOR IMMEDIATE RELEASE	Page 3 of 3
predict the ultimate outcome of any of those proceedings. In providing this guidance, the company has not projected the impact of any changes in accounting standards, any impact from acquisitions or divestitures, or the outcome of the TDU’s true-up appeal.
FILING OF FORM 10-Q FOR CENTERPOINT ENERGY, INC.
     Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (SEC) its Quarterly Report on Form 10-Q for the period ended March 31, 2008.  A copy of that report is available on the company’s web site, www.CenterPointEnergy.com, under the Investors section.  Other filings the company makes at the SEC and other documents relating to its corporate governance can also be found on that site.
WEBCAST OF EARNINGS CONFERENCE CALL
     CenterPoint Energy’s management will host an earnings conference call on Wednesday, April 30, 2008, at 10:30 a.m. Central time or 11:30 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call at www.CenterPointEnergy.com. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the Web site for at least one year.
     CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution, competitive natural gas sales and services, interstate pipelines and field services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total over $17 billion. With about 8,600 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.
     This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of appeals from the true-up proceedings, the timing and impact of future regulatory, legislative and IRS decisions, effects of competition, weather variations, changes in CenterPoint Energy’s or its subsidiaries’ business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages, and other factors discussed in CenterPoint Energy’s and its subsidiaries’ Form 10-Ks for the period ended December 31, 2007, CenterPoint Energy’s Form 10-Q for the period ended March 31, 2008, and other filings with the Securities and Exchange Commission.
###

CenterPoint Energy, Inc. and Subsidiaries
Statements of Consolidated Income
(Millions of Dollars)
(Unaudited)

	Quarter Ended
	March 31,
	2007	2008
Revenues:
Electric Transmission & Distribution	$406	$409
Natural Gas Distribution	1,567	1,700
Competitive Natural Gas Sales and Services	1,064	1,120
Interstate Pipelines	90	133
Field Services	39	58
Other Operations	2	3
Eliminations	(62)	(60)

Total	3,106	3,363

Expenses:
Natural gas	2,150	2,393
Operation and maintenance	352	365
Depreciation and amortization	145	158
Taxes other than income taxes	106	111

Total	2,753	3,027

Operating Income	353	336

Other Income (Expense) :
Loss on Time Warner investment	(44)	(54)
Gain on indexed debt securities	41	50
Interest and other finance charges	(123)	(115)
Interest on transition bonds	(31)	(33)
Other — net	6	13

Total	(151)	(139)

Income Before Income Taxes	202	197

Income Tax Expense	(72)	(74)

Net Income	$130	$123

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Selected Data From Statements of Consolidated Income
(Millions of Dollars, Except Share and Per Share Amounts)
(Unaudited)

	Quarter Ended
	March 31,
	2007	2008
Basic Earnings Per Common Share:
Net Income	$0.41	$0.38

Diluted Earnings Per Common Share:
Net Income	$0.38	$0.36

Dividends Declared per Common Share	$0.17	$0.1825

Weighted Average Common Shares Outstanding (000):
- Basic	318,060	327,279
- Diluted	340,103	339,448

Operating Income (Loss) by Segment

Electric Transmission & Distribution:
Electric Transmission and Distribution Operations	$62	$54
Competition Transition Charge	11	5

Total Electric Transmission and Distribution Utility	73	59
Transition Bond Companies	31	32

Total Electric Transmission & Distribution	104	91
Natural Gas Distribution	129	121
Competitive Natural Gas Sales and Services	56	6
Interstate Pipelines	44	71
Field Services	22	45
Other Operations	(2)	2

Total	$353	$336

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Electric Transmission & Distribution
	Quarter Ended
	March 31,		% Diff
	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues:
Electric transmission and distribution utility	$347	$346	—
Transition bond companies	59	63	7%

Total	406	409	1%

Expenses:
Operation and maintenance	154	168	(9%)
Depreciation and amortization	63	66	(5%)
Taxes other than income taxes	57	53	7%
Transition bond companies	28	31	(11%)

Total	302	318	(5%)

Operating Income	$104	$91	(13%)

Operating Income:
Electric transmission and distribution operations	$62	$54	(13%)
Competition transition charge	11	5	(55%)
Transition bond companies	31	32	3%

Total Segment Operating Income	$104	$91	(13%)

Electric Transmission & Distribution Operating Data:
Actual MWH Delivered
Residential	4,658,059	4,403,312	(5%)
Total	16,659,914	16,569,691	(1%)

Weather (average for service area):
Percentage of 10-year average:
Cooling degree days	111%	124%	13%
Heating degree days	117%	96%	(21%)

Average number of metered customers:
Residential	1,752,264	1,801,272	3%
Total	1,989,744	2,042,460	3%

	Natural Gas Distribution
	Quarter Ended
	March 31,		% Diff
	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$1,567	$1,700	8%

Expenses:
Natural gas	1,212	1,333	(10%)
Operation and maintenance	147	156	(6%)
Depreciation and amortization	38	39	(3%)
Taxes other than income taxes	41	51	(24%)

Total	1,438	1,579	(10%)

Operating Income	$129	$121	(6%)

Natural Gas Distribution Operating Data:
Throughput data in BCF
Residential	86	84	(2%)
Commercial and Industrial	81	83	2%

Total Throughput	167	167	—

Weather (average for service area)
Percentage of 10-year average:
Heating degree days	99%	106%	7%

Average number of customers:
Residential	2,946,203	2,975,591	1%
Commercial and Industrial	245,576	250,988	2%

Total	3,191,779	3,226,579	1%

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Competitive Natural Gas Sales and Services
	Quarter Ended
	March 31,		% Diff
	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$1,064	$1,120	5%

Expenses:
Natural gas	998	1,105	(11%)
Operation and maintenance	9	8	11%
Depreciation and amortization	—	1	—
Taxes other than income taxes	1	—	—

Total	1,008	1,114	(11%)

Operating Income	$56	$6	(89%)

Competitive Natural Gas Sales and Services Operating Data:
Throughput data in BCF
Wholesale — third parties	94	70	(26%)
Wholesale — affiliates	3	2	(33%)
Retail & Pipeline	58	66	14%

Total Throughput	155	138	(11%)

Average number of customers:
Wholesale	223	154	(31%)
Retail & Pipeline	6,764	8,338	23%

Total	6,987	8,492	22%

	Interstate Pipelines
	Quarter Ended
	March 31,		% Diff
	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$90	$133	48%

Expenses:
Natural gas	4	15	(275%)
Operation and maintenance	27	30	(11%)
Depreciation and amortization	10	12	(20%)
Taxes other than income taxes	5	5	—

Total	46	62	(35%)

Operating Income	$44	$71	61%

Pipelines Operating Data:
Throughput data in BCF
Transportation	294	424	44%

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Results of Operations by Segment
(Millions of Dollars)
(Unaudited)

	Field Services
	Quarter Ended
	March 31,		% Diff
	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$39	$58	49%

Expenses:
Natural gas	(3)	(2)	(33%)
Operation and maintenance	16	11	31%
Depreciation and amortization	3	3	—
Taxes other than income taxes	1	1	—

Total	17	13	24%

Operating Income	$22	$45	105%

Field Services Operating Data:
Throughput data in BCF
Gathering	93	98	5%

	Other Operations
	Quarter Ended
	March 31,		% Diff
	2007	2008	Fav/(Unfav)
Results of Operations:
Revenues	$2	$3	50%
Expenses	4	1	75%

Operating Income (Loss)	$(2)	$2	200%

Capital Expenditures by Segment
(Millions of Dollars)
(Unaudited)

	Quarter Ended
	March 31,
	2007	2008
Capital Expenditures by Segment
Electric Transmission & Distribution	$110	$89
Natural Gas Distribution	33	38
Competitive Natural Gas Sales and Services	2	1
Interstate Pipelines	154	28
Field Services	27	18
Other Operations	11	8

Total	$337	$182

Interest Expense Detail
(Millions of Dollars)
(Unaudited)

	Quarter Ended
	March 31,
	2007	2008
Interest Expense Detail
Amortization of Deferred Financing Cost	$19	$6
Capitalization of Interest Cost	(8)	(3)
Transition Bond Interest Expense	31	33
Other Interest Expense	112	112

Total Interest Expense	$154	$148

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Millions of Dollars)
(Unaudited)

	December 31,	March 31,
	2007	2008
ASSETS
Current Assets:
Cash and cash equivalents	$129	$70
Other current assets	2,659	2,281

Total current assets	2,788	2,351

Property, Plant and Equipment, net	9,740	9,802

Other Assets:
Goodwill	1,696	1,696
Regulatory assets	2,993	2,907
Other non-current assets	655	779

Total other assets	5,344	5,382

Total Assets	$17,872	$17,535

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities:
Short-term borrowings	$232	$200
Current portion of transition bond long-term debt	159	186
Current portion of other long-term debt	1,156	724
Other current liabilities	2,244	2,174

Total current liabilities	3,791	3,284

Other Liabilities:
Accumulated deferred income taxes, net and investment tax credit	2,266	2,258
Regulatory liabilities	828	795
Other non-current liabilities	813	772

Total other liabilities	3,907	3,825

Long-term Debt:
Transition bond	2,101	2,485
Other	6,263	6,061

Total long-term debt	8,364	8,546

Shareholders’ Equity	1,810	1,880

Total Liabilities and Shareholders’ Equity	$17,872	$17,535

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.

CenterPoint Energy, Inc. and Subsidiaries
Condensed Statements of Consolidated Cash Flows
(Millions of Dollars)
(Unaudited)

	Three Months Ended March 31,
	2007	2008
Cash Flows from Operating Activities:
Net income	$130	$123
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	164	165
Deferred income taxes	(13)	27
Changes in net regulatory assets	22	14
Changes in other assets and liabilities	(56)	226
Other, net	17	12

Net Cash Provided by Operating Activities	264	567

Net Cash Used in Investing Activities	(403)	(312)

Net Cash Provided by (Used in) Financing Activities	72	(314)

Net Decrease in Cash and Cash Equivalents	(67)	(59)

Cash and Cash Equivalents at Beginning of Period	127	129

Cash and Cash Equivalents at End of Period	$60	$70

Reference is made to the Notes to the Consolidated Financial Statements contained in the Quarterly Report on Form 10-Q of CenterPoint Energy, Inc.